UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 31, 2023

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 31, 2023, the Board of Directors (the “Board”) of Six Flags Entertainment Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board from six to seven members.

On January 31, 2023, the Board appointed Marilyn G. Spiegel to serve as an independent director of the Company, effective January 31, 2023, until the Company’s 2023 annual meeting of stockholders or until her successor is elected. Ms. Spiegel’s appointment to committees of the Board, if any, is undetermined as of the date of this Current Report.

Ms. Spiegel will participate in the Company’s non-employee director compensation program for her service on the Board as set forth in the proxy statement for the Company’s 2022 annual meeting of stockholders. In connection with her appointment to the Board, Ms. Spiegel will be granted an annual equity retainer of restricted stock units (“RSUs”) pursuant to the Company’s Long-Term Incentive Plan, the amount of which will be pro-rated to reflect her partial year of Board service. The number of shares of common stock underlying such RSUs will be determined by dividing $54,795 by the closing price of the Company’s common stock on January 31, 2023. The RSUs shall vest one year from the date of grant.

The Board has determined that Ms. Spiegel is independent under the New York Stock Exchange rules. There are no related party transactions between the Company and Ms. Spiegel that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On January 31, 2023, the Company issued a press release announcing the increased Board size and the appointment of Ms. Spiegel, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits

(d)            Exhibits

99.1          Press Release of Six Flags Entertainment Corporation, dated January 31, 2023

104           Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Aimee Williams-Ramey
		Name:	Aimee Williams-Ramey
		Title:	Chief Legal Officer and Corporate Secretary
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Date: January 31, 2023